UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Applied Materials, Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 11, 2021. APPLIED MATERIALS, INC. Meeting Information Meeting Type: Annual Meeting of Shareholders For holders as of: January 14, 2021 Date:    March 11, 2021                Time:    11:00 a.m., Pacific Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/AMAT2021. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/AMAT2021 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).
You are receiving this communication because you hold shares in Applied Materials, Inc. as of the record date. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See proxy the materials reverse and side voting of this instructions. notice to obtain 3225 OAKMEAD VILLAGE DRIVE P.O. BOX 58039, M/S 1241 SANTA CLARA, CA 95054 D30357-P48166

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting    a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 25, 2021 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting:
To vote now over the Internet, go to www.proxyvote.com.You may vote over the Internet up until 11:59 p.m. Eastern Time on Wednesday, March 10, 2021. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: To vote during the meeting, go to www.virtualshareholdermeeting.com/AMAT2021. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote ByTelephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card containing a toll-free telephone number. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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Voting Items The Board of Directors recommends you vote FOR all of the nominees listed below and FOR management proposals 2, 3, 4 and 5: 1. Election of Directors Nominees: 1a. Rani Borkar 1b. Judy Bruner 1c. Xun (Eric) Chen 1d. Aart J. de Geus 1e. Gary E. Dickerson 1f. Thomas J. Iannotti 1g. Alexander A. Karsner 1h. Adrianna C. Ma 1i. Yvonne McGill 1j. Scott A. McGregor 2. Approval, on an advisory basis, of the compensation of Applied Materials’ named executive officers for fiscal year 2020. 3. Ratification of the appointment of KPMG LLP as Applied Materials’ independent registered public accounting firm for fiscal year 2021. 4. Approval of the amended and restated Employee Stock Incentive Plan. 5. Approval of the Omnibus Employees’ Stock Purchase Plan. The Board of Directors recommends you vote AGAINST shareholder proposals 6 and 7: 6. Shareholder proposal to adopt a policy, and amend our governing documents as necessary, to require the Chairman of the Board to be independent whenever possible including the next Chairman of the Board transition. 7. Shareholder proposal to improve the executive compensation program and policy to include CEO pay ratio and other factors. NOTE: The proposals to be voted on may also include such other business as may properly come before the meeting or any adjournment or postponement thereof. D30359-P48166

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